Fees Summary	Mar. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,600,000,000
Previously Paid Amount	0
Total Fee Amount	0
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering
(the “Prospectus”) of 4.500% Notes due 2030 and 4.875% Notes due 2035 to be issued by GlaxoSmithKline Capital Inc. (the “GSK Capital Inc. Notes”), and 4.315% Notes due 2027 and Floating Rate Notes due 2027 to be issued by GlaxoSmithKline Capital plc (the “GSK Capital plc Notes” and, together with the GSK Capital Inc. Notes, the “Notes”). The Notes will be fully and unconditionally guaranteed by GSK plc (the “Guarantees”). The maximum aggregate offering price of the Notes is $2,600,000,000. Pursuant to Rule 457(n), no separate fee for the Guarantees is payable.
Net Fee	$ 0
Narrative - Max Aggregate Offering Price	$ 2,600,000,000
Final Prospectus	true